Investment property (Tables)	12 Months Ended
Dec. 31, 2024
Investment property [abstract]
Schedule of Detailed Information about Investment Property
Changes in the Group’s investment property in 2024 and 2023 were as follows:

	2024	2023
Beginning of the year	33,364	33,330
Net (loss) / gain from fair value adjustment (Note 8)	(23,375)	10,620
Exchange difference	23,553	(10,586)
End of the year	33,542	33,364
Fair value	33,542	33,364
Net book amount	33,542	33,364